ASPIRATION FUNDS
Aspiration Flagship Fund
Aspiration Redwood Fund

Supplement to the Prospectus and Summary Prospectus

March 22, 2019
This supplement to the Prospectus and Summary Prospectuses dated February 1, 2019 for the Aspiration Flagship Fund and Aspiration Redwood Fund (the “Funds”), each a series of Aspiration Funds, updates the information described below.  For further information, please contact the Funds toll-free at 1-800-683-8529.  You may obtain copies of the Prospectus and Summary Prospectuses, free of charge, by visiting the Funds’ website at www.aspiration.com or calling the Funds toll-free at the number above.
This supplement is to notify shareholders and potential shareholders that as of the date above, the Funds’ minimum initial investment will be $10.00.

Investors Should Retain This Supplement for Future Reference